Exhibit 99.1

For Immediate Release

LightPath Technologies Announces Management Appointments

Planning for Global Growth and Chief Financial Officer Succession

ORLANDO, FL – April 22, 2021 – LightPath Technologies, Inc. (NASDAQ: LPTH) (“LightPath,” the “Company,” or “we”), a leading vertically integrated global manufacturer and integrator of proprietary optical and infrared components and high-level assemblies, today announced several appointments to its management team and the succession plan for its Chief Financial Officer (“CFO”). The new management appointments enhance the Company’s ability to deliver revenue growth, improved financial performance, increased manufacturing production, and industry leading customer service and support.

“The series of management appointments announced today reflect the opportunities presented to LightPath to accelerate its global growth and prominence,” said Sam Rubin, President and Chief Executive Officer of LightPath. “We are grateful for the contributions of our departing CFO, Don Retreage, following an important transitional period for the Company as we expanded our infrared product portfolio and global manufacturing operations. We are very pleased to have attracted such high caliber and experienced executives to help lead us through our next phase of growth which includes a strategic orientation toward the provision of photonics solutions and closer collaboration as a valued partner to our customers.”

LightPath’s CFO, Donald Retreage, will retire on May 7, 2021, and will serve as a consultant and special advisor during the department’s transition to a new leader. In connection with the CFO succession, Albert Miranda was appointed to the position of Vice President, Finance, effective April 19, 2021. Most recently, Mr. Miranda was President of the North American subsidiary of publicly traded Germany-based Jenoptik AG, where he led the North American subsidiary in top and bottom line double digit growth. Jenoptik is known globally for specializing in photonic based technology across several markets.

Albert Miranda is a proven strategic executive leader known for delivering high financial growth across a broad group of products and services in demanding and diverse industries including healthcare, defense and security, consumer electronics, automotive, and semiconductors. He attained significant professional experience and management expertise through key functional areas encompassing finance, operations, business development, sales, marketing, human resources, and information technology. For the past 12 years, he has been with Jenoptik North America, Inc. and held the positions of President and Chief Financial Officer. Earlier, he held senior level management, finance and operational positions in optical products groups within Carl Zeiss AG and served in the finance department for a division of BASF SE.

In addition, Joseph Huang has been appointed as General Manager of the Company’s operations in China, replacing Hui Yue, effective April 7, 2021. The Company’s operating units in China include LightPath Optical Instrumentation (Zhenjiang) Co., Ltd. ("LPOIZ") in Zhenjiang, and LightPath Optical Instrumentation (Shanghai) Co., Ltd. in Shanghai (“LPOI”). Mr. Huang is a native Chinese/English bi-lingual speaker originally from Taiwan with more than 30 years’ experience in OEM manufacturing working in various international markets with a focus on China. For more than the past decade, he has held executive positions that involved transition management, performance improvement, business development and C-suite coaching for Cargill, IBM, Samsung and other large companies in China. Mr. Huang is a graduate of Soochow University in China and the University of Illinois at Urbana-Champaign.

The Company is also currently in the late stages of a search for the position of Vice President, Operations to be based at the Company’s headquarters in Orlando, FL.

About LightPath Technologies

LightPath Technologies, Inc. (NASDAQ: LPTH) is a leading global, vertically integrated provider of optics, photonics and infrared solutions for the industrial, commercial, defense, telecommunications, and medical industries. LightPath designs and manufactures proprietary optical and infrared components including molded glass aspheric lenses and assemblies, infrared lenses and thermal imaging assemblies, fused fiber collimators, and proprietary Black DiamondTM (“BD6”) chalcogenide-based glass lenses. LightPath also offers custom optical assemblies, including full engineering design support. The Company is headquartered in Orlando, Florida, with manufacturing and sales offices in Latvia and China.

LightPath’s wholly-owned subsidiary, ISP Optics Corporation, manufactures a full range of infrared products from high performance MWIR and LWIR lenses and lens assemblies. ISP’s infrared lens assembly product line includes athermal lens systems used in cooled and un-cooled thermal imaging cameras. Manufacturing is performed in-house to provide precision optical components including spherical, aspherical and diffractive coated infrared lenses. ISP’s optics processes allow it to manufacture its products from all important types of infrared materials and crystals. Manufacturing processes include CNC grinding and CNC polishing, diamond turning, continuous and conventional polishing, optical contacting and advanced coating technologies.

For more information on LightPath and its businesses, please visit www.lightpath.com.

Forward-Looking Statements

This press release includes statements that constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “guidance,” “plan,” “estimate,” “will,” “would,” “project,” “maintain,” “intend,” “expect,” “anticipate,” “prospect,” “strategy,” “future,” “likely,” “may,” “should,” “believe,” “continue,” “opportunity,” “potential,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, and include, for example, statements related to the expected effects on the Company’s business from the COVID-19 pandemic. These forward-looking statements are based on information available at the time the statements are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or suggested by the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the duration and scope of the COVID-19 pandemic and impact on the demand for the Company products; the ability of the Company to obtain needed raw materials and components from its suppliers; actions governments, businesses, and individuals take in response to the pandemic, including mandatory business closures and restrictions on onsite commercial interactions; the impact of the pandemic and actions taken in response to the pandemic on global and regional economies and economic activity; the pace of recovery when the COVID-19 pandemic subsides; general economic uncertainty in key global markets and a worsening of global economic conditions or low levels of economic growth; the effects of steps that the Company could take to reduce operating costs; the inability of the Company to sustain profitable sales growth, convert inventory to cash, or reduce its costs to maintain competitive prices for its products; circumstances or developments that may make the Company unable to implement or realize the anticipated benefits, or that may increase the costs, of its current and planned business initiatives; and those factors detailed by LightPath Technologies, Inc. in its public filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended June 30, 2020. Should one or more of these risks, uncertainties, or facts materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by the forward-looking statements contained herein. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Except as required under the federal securities laws and the rules and regulations of the Securities and Exchange Commission, we do not have any intention or obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

Investor Relations Contact for LightPath:
Jordan Darrow
Darrow Associates, Inc.
Tel: 512-551-9296
jdarrow@darrowir.com